UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2024

Roman DBDR Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42435	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9858 Clint Moore Road, Suite 205
Boca Raton, FL 33496

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 618-2524

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DRDBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DRDB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DRDBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2024, Roman DBDR Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Company granted the underwriters a 45-day option to purchase up to an additional 3,000,000 units at the initial public offering price to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-282186) for the IPO, which was originally filed with the U.S. Securities and Exchange Commission on September 17, 2024 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated December 12, 2024, by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated December 12, 2024, by and between the Company and B. Riley Securities, Inc., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 12, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 12, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 12, 2024, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated December 12, 2024 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and the Roman DBDR Acquisition Sponsor II LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated December 12, 2024 (the “B. Riley Private Placement Warrants Purchase Agreement”), by and between the Company and B. Riley Securities, Inc., a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 12, 2024, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated December 12, 2024, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreements by and among the Company and each Director and executive officers of the Company, a form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement and the B. Riley Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 7,385,000 warrants (the “Private Placement Warrants”) to the Sponsor and B. Riley Securities, Inc., the representative of the underwriters, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant, or $7,385,000 in the aggregate. Of those 7,385,000 Private Placement Warrants, the Sponsor purchased 4,885,000 Private Placement Warrants and B. Riley Securities, Inc. purchased 2,500,000 Private Placement Warrants. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. The Private Placement Warrants (and underlying securities) are identical to the warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale.  The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2024, in connection with the IPO, James Nelson, James Nevels, Bryn Sherman and Michael Woods (collectively with Dixon Doll, Jr., the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective December 13, 2024, each of James Nelson, Bryn Sherman and James Nevels was appointed to the Board’s Audit Committee, with Mr. Nelson serving as chair of the Audit Committee. Each of James Nevels, Michael Woods and Bryn Sherman was appointed to the Board’s Compensation Committee, with Mr. Nevels serving as chair of the Compensation Committee.

In connection with such appointments, the Company entered into indemnity agreements with each of the Directors, as well as with John C. Small, the Chief Financial Officer of the Company, and Dr. Donald G. Basile, the Chief Technology Officer of the Company, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of  any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the indemnity agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

In connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, effective December 12, 2024. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $201,000,000 of the proceeds from the IPO and the sale of the Private Placement Warrants was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On December 12, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 16, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 12, 2024, by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters.

1.2	Business Combination Marketing Agreement, dated December 12, 2024 by and between the Company and B. Riley Securities, Inc.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated December 12, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, December 12, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated December 12, 2024, by and among the Company and certain security holders.

10.3	Sponsor Private Placement Warrants Purchase Agreement, dated December 12, 2024, by and between the Company and Roman DBDR Acquisition Sponsor II LLC.

10.4	B. Riley Private Placement Warrants Purchase Agreement, dated December 12, 2024, by and between the Company and B. Riley Securities, Inc.

10.5	Letter Agreement, dated December 12, 2024, by and among the Company, its officers, directors, and Roman DBDR Acquisition Sponsor II LLC.

10.6	Administrative Services Agreement, dated December 12, 2024, by and between the Company and Roman DBDR Acquisition Sponsor II LLC.

10.7	Form of Indemnity Agreement

99.1	Press Release, dated December 12, 2024.

99.2	Press Release, dated December 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMAN DBDR ACQUISITION CORP. II

	By:	/s/ Dixon Doll, Jr.
		Name:	Dixon Doll, Jr.
		Title:	Chief Executive Officer
Dated: December 17, 2024